UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2024

LYONDELLBASELL INDUSTRIES N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-34726	98-0646235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St. Suite 300 Houston, Texas USA 77010	4th Floor, One Vine Street London W1J0AH The United Kingdom	Delftseplein 27E 3013 AA Rotterdam The Netherlands
(Addresses of principal executive offices)(Zip code)

(713) 309-7200	+44 (0)207 220 2600	+31 (0)10 275 5500
(Registrant’s telephone numbers, including area codes)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, € 0.04 par value	LYB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 28, 2024, LyondellBasell Industries N.V. (the “Company”) and its wholly owned subsidiary, LYB International Finance III, LLC (the “Issuer”), completed the underwritten public offering and sale by the Issuer of $750 million aggregate principal amount of 5.500% Guaranteed Notes due 2034 (the “Notes”). The Notes are fully and unconditionally guaranteed by the Company.

The offering of the Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3ASR (Registration No. 333- 261639), as amended by Post-Effective Amendment No. 1 thereto dated May 17, 2023, and was made pursuant to the prospectus dated May 17, 2023 (the “Base Prospectus”), as supplemented by the prospectus supplement dated February 26, 2024 relating to the Notes and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act (together with the Base Prospectus, the “Prospectus”). The Notes were issued under a base indenture, dated as of October 10, 2019, among the Company, the Issuer and Wells Fargo Bank, National Association, as trustee (the “Base Indenture”), as supplemented by a supplemental indenture dated May 17, 2023 among the Company, the Issuer, Computershare Trust Company, N.A., as base trustee (as successor to Wells Fargo Bank, National Association) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Supplemental Indenture,” and the Base Indenture as so supplemented, the “Indenture”). The terms of the Notes and the guarantees by the Company are set forth in an officer’s certificate of the Issuer dated February 28, 2024 delivered pursuant to the Indenture (the “Officer’s Certificate”).

The descriptions of the Notes, the Indenture, and the Officer’s Certificate are included in the Prospectus and are incorporated herein by reference. The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Base Indenture, the Supplemental Indenture and the Officer’s Certificate (including the forms of the Notes), copies of which are filed as Exhibits 4.1, 4.2 and 4.3 to this Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 8.01.	Other Events.

On February 26, 2024, the Company and the Issuer entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Mizuho Securities USA LLC, as representatives of the several underwriters named therein, relating to the underwritten public offering and sale by the Issuer of the Notes.

The description above is a summary and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Also on February 26, 2024, the Company provided notice of its intention to redeem all of its outstanding 5.750% Senior Notes due 2024 (the “2024 Notes”) on March 27, 2024 (the “Redemption Date”), pursuant to the terms of the Indenture, dated as of April 9, 2012, between the Company and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee, relating to the 2024 Notes. The Company will redeem the 2024 Notes at a redemption price of 100% of the principal amount thereof, plus accrued and unpaid interest.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1*	Underwriting Agreement dated February 26, 2024 among LyondellBasell Industries N.V., LYB International Finance III, LLC, and Citigroup Global Markets Inc. and Mizuho Securities USA LLC, as representatives of the several underwriters named therein.

4.1	Indenture, among LYB International Finance III, LLC, as Issuer, LyondellBasell Industries N.V., as Guarantor, and Wells Fargo Bank, National Association, as Trustee, dated as of October 10, 2019 (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on October 10, 2019).

4.2	Supplemental Indenture, among LYB International Finance III, LLC, as Issuer, LyondellBasell Industries N.V., as Guarantor, Computershare Trust Company, N.A., as Base Trustee (as successor to Wells Fargo Bank, National Association) and The Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of May 17, 2023 (incorporated by reference to Exhibit 4.44 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-261639) filed with the SEC on May 17, 2023).

4.3*	Officer’s Certificate of LYB International Finance III, LLC relating to the 5.500% Guaranteed Notes due 2034, dated as of February 28, 2024.

4.4*	Form of LYB International Finance III, LLC’s 5.500% Guaranteed Notes due 2034 (included in Exhibit 4.3).

5.1*	Legal opinion of Gibson, Dunn & Crutcher LLP.

5.2*	Legal opinion of De Brauw Blackstone Westbroek N.V.

8.1*	Legal opinion of De Brauw Blackstone Westbroek N.V.

23.1*	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

23.2*	Consent of De Brauw Blackstone Westbroek N.V. (included in Exhibits 5.2 and 8.1).

104*	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: February 28, 2024	By:	/s/ Jeffrey A. Kaplan
	Name:	Jeffrey A. Kaplan
	Title:	Executive Vice President and General Counsel